First Horizon Corporation Reports Full Year 2025 Net Income Available to Common Shareholders (NIAC) increased 29% to $956 Million or $1.87 EPS; Adjusted NIAC increased 15% to $968 Million or $1.89 EPS, driven by revenue strength and credit performance*

Fourth Quarter 2025 Net Income Available to Common Shareholders grew 1% to $257 Million or EPS of $0.52;
$259 Million or $0.52 on an Adjusted Basis, up 2% from Strong Third Quarter Results.*

MEMPHIS, TN (January 15, 2026) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported full year 2025 net income available to common shareholders ("NIAC") of $956 million or earnings per share of $1.87, which is a 38% EPS increase compared with full year 2024 earnings per share of $1.36 on NIAC of $738 million. 2025 results were reduced by a net $12 million after-tax reduction or $0.02 per share of notable items compared with a net $105 million after-tax reduction or $0.19 per share in 2024.

“We are pleased to report a strong fourth quarter performance to close out an outstanding 2025 for First Horizon. Consistent execution of our strategy across the organization has driven tremendous earnings growth throughout the year, resulting in an earnings per share of $0.52 in the fourth quarter," said Chairman, President and CEO Bryan Jordan.

“As we enter 2026, we remain focused on deepening client relationships, maximizing revenue opportunities, and enhancing our products and capabilities. I am grateful for the dedication of our associates and their commitment to success for our clients, shareholders, and each other." Jordan concluded, "Our disciplined risk management, resilient balance sheet, and operations in robust markets and businesses position us to deliver sustainable growth by building on the positive momentum generated in 2025.”

Fourth quarter net income available to common shareholders was $257 million or earnings per share of $0.52, compared with third quarter 2025 NIAC of $254 million or earnings per share of $0.50. Fourth quarter 2025 results were reduced by a net $2 million after-tax of notable items compared with $9 million or $0.01 per share in third quarter 2025. Excluding notable items, adjusted fourth quarter 2025 NIAC was $259 million or $0.52 per share compared to $263 million or $0.51 per share in third quarter 2025.

Notable Items

Notable Items
Unaudited ($ in millions, except per share data)	4Q25	3Q25	4Q24	2025	2024
Summary of Notable Items:
Deferred compensation adjustment	$—	$—	$—	$4	$—
Loss on AFS portfolio restructuring	—	—	(91)	—	(91)
FDIC special assessment (other noninterest expense)	7	2	1	9	(9)
Other notable expenses	(10)	(10)	(3)	(25)	(29)
Total notable items (pre-tax)	$(3)	$(8)	$(94)	$(13)	$(129)
Tax on notable items before preferred stock dividends	$1	$2	$23	$3	$32
Preferred Stock Dividend **	$—	$(3)	$—	$(3)	$(7)
Total notable items (after-tax)	$(2)	$(9)	$(71)	$(12)	$(105)
Numbers may not total due to rounding.
** 3Q25 and 2025 include $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock. 2024 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

Fourth quarter pre-tax notable items include $7 million of expense credit for the FDIC special assessment and a $10 million impact related to Visa derivative valuation expenses.

*"Adjusted" results are non-GAAP financial measures; NII, total revenue, NIM and PPNR are presented on a fully taxable equivalent basis; references to loans include leases and EPS are based on diluted shares; capital ratios are preliminary. See page 6 for information on our use of non-GAAP measures and their reconciliation to GAAP beginning on page 22.

Full Year 2025 versus Full Year 2024

Net interest income
Net interest income (FTE) of $2.6 billion increased $110 million, or 4%. 2025 benefited from lower deposit pricing and higher loan balances, specifically in high-yielding loans to mortgage companies. Net interest margin improved to 3.47%, up 12 basis points from the prior year.

Noninterest income
Noninterest income of $797 million increased $118 million, driven by prior year securities portfolio restructuring impacts and an increase in fixed income revenue of $18 million. Adjusted noninterest income of $797 million increased $26 million driven by a fixed income revenue increase of $18 million and mortgage banking revenue improvement of $8 million.

Noninterest expense
Noninterest expense of $2.1 billion increased $39 million and included $13 million of notable items in 2025 and $37 million in 2024. Adjusted noninterest expense of $2.1 billion increased $63 million, driven by a $33 million increase in salaries and benefits reflecting talent additions throughout the year with increases in occupancy & equipment and outside services of $27 million and $23 million, respectively, partially offset by reductions in other noninterest expenses of $15 million.

Loans and leases
Average loan and lease balances of $62.6 billion increased $0.6 billion, including $0.9 billion of growth in loans to mortgage companies (LMC) from market share gains and fund-up of existing client lines. Period-end loans and leases were $64.2 billion, increasing $1.6 billion, with loans to mortgage companies up $1.2 billion from year end 2024 and other C&I loans up $1.2 billion, offset by a $0.9 billion decrease in CRE.

Deposits
Average deposits of $65.4 billion were flat compared to 2024, and period end deposits of $67.5 billion were up 3% compared to year end 2024. Deposit costs decreased 42 basis points year-over-year, reflecting strong repricing performance.

Asset quality
Provision for credit losses expense of $65 million decreased from $150 million in 2024. Net charge-offs remained consistent year-over-year at $120 million or 19 basis points versus $112 million or 18 basis points in 2024. The ACL to loans ratio decreased to 1.31% from 1.43% in the prior year, reflecting criticized and classified loan resolutions throughout the year as well as favorable mix shift.

Capital
CET1 ratio was 10.64% and total capital ratio was 13.4% at year end 2025, down from 11.20% and 14.2%, respectively, at the end of 2024. Returned $894 million of capital to shareholders in 2025 through share repurchases at an average price of $21.16 per share including commissions.

Income taxes
2025 effective tax rate was 22.1% compared with 21.0% in 2024. On an adjusted basis, the effective tax rate was 22.1% in 2025 and 21.4% in 2024.

SUMMARY RESULTS
Annual, Unaudited

($s in millions, except per share and balance sheet data)	2025		2024
					$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$4,200		$4,367		$(167)		(4)%	%
Interest expense- taxable equivalent[1]	1,564		1,841		(277)		(15)
Net interest income- taxable equivalent	2,636		2,526		110		4
Less: Taxable-equivalent adjustment	14		16		(2)		(11)
Net interest income	2,622		2,511		112		4
Noninterest income	797		679		118		17
Total revenue	3,420		3,190		229		7
Noninterest expense	2,074		2,035		39		2
Pre-provision net revenue[3]	1,346		1,155		190		16
Provision for credit losses	65		150		(85)		(57)
Income before income taxes	1,281		1,005		275		27
Provision for income taxes	282		211		71		34
Net income	998		794		204		26
Net income attributable to noncontrolling interest	16		19		(3)		(15)
Net income attributable to controlling interest	982		775		207		27
Preferred stock dividends	26		36		(10)		(29)
Net income available to common shareholders	$956		$738		$218		29%	%

Adjusted net income[4]	$1,008		$891		$117		13%	%
Adjusted net income available to common shareholders[4]	$968		$843		$126		15%	%
Common stock information
EPS	$1.87		$1.36		$0.51		38%	%
Adjusted EPS[4]	$1.89		$1.55		$0.34		22%	%
Diluted shares[8]	511		544		(33)		(6)%	%
Key performance metrics
Net interest margin[6]	3.47%	%	3.35%	%	12	bp
Efficiency ratio	60.66		62.06		(140)
Adjusted efficiency ratio[4]	60.04		60.64		(60)
Effective income tax rate	22.06		21.03		103
Return on average assets	1.22		0.97		25
Adjusted return on average assets[4]	1.23		1.09		14
Return on average common equity (“ROCE")	11.3		8.8		250
Return on average tangible common equity (“ROTCE”)[4]	14.0		11.0		302
Adjusted ROTCE[4]	14.2		12.5		167
Noninterest income as a % of total revenue	23.30		23.44		(14)
Adjusted noninterest income as a % of total revenue[4]	23.21%	%	23.33%	%	(12)	bp
Balance Sheet (billions)
Average loans	$62.6		$62.0		$0.6		1%	%
Average deposits	65.4		65.7		(0.2)		—
Average assets	82.0		81.8		0.2		—
Average common equity	$8.5		$8.4		$0.1		1%	%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.31%	%	1.43%	%	(12)	bp
Nonperforming loan and leases ratio	0.94%	%	0.96%	%	(2)	bp
Net charge-off ratio	0.19%	%	0.18%	%	1	bp
Net charge-offs	$120		$112		$7		7%	%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.6%	%	11.2%	%	(56)	bp
Tier 1	11.5		12.2		(70)
Total Capital	13.4		14.2		(89)
Tier 1 leverage	10.2%	%	10.6%	%	(45)	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21.

Fourth Quarter 2025 versus Third Quarter 2025

Net interest income
Net interest income (FTE) increased $2 million to $679 million and net interest margin of 3.51% decreased 4 basis points. NII increase was driven by lower deposit pricing as well as growth in loans to mortgage company balances, which was partially offset by lower loan yields. Margin compression was driven by loan yields and the impact of the third quarter MSLP accretion, while also benefiting from deposit pricing.

Noninterest income
Noninterest income decreased $3 million to $212 million, driven by mortgage fee decreases of $5 million following an MSR sale in the prior quarter and fluctuations in deferred compensation of $6 million, offset by growth in service charges of $7 million which included income related to our equipment finance lease business of $4.4 million.

Noninterest expense
Noninterest expense of $545 million decreased $6 million from the prior quarter. Fourth quarter notable items included $7 million of expense credit for the FDIC special assessment and a $10 million expense tied to Visa derivative valuation expenses. Adjusted noninterest expense of $541 million decreased $1 million. This includes outside services increases of $16 million related to technology, risk and product projects as well as seasonal advertising costs and increased incentives and commissions expenses of $8 million related to revenue performance. A reduction of $27 million in other noninterest expenses related to impacts from the prior quarter foundation contribution as well as client promotional payout reductions from earlier marketing campaigns.

Loans and leases
Average loan and lease balances of $63.4 billion represented a $645 million increase compared to the prior quarter, while period-end balances were $64.2 billion, increasing $1.1 billion from third quarter 2025. Loans to mortgage companies (LMC) grew $776 million at period end, and other C&I balances increased by $727 million. Loan yields of 5.83% decreased 23 basis points driven by two Fed rate cuts, as over half of the loan portfolio is indexed to short term rates.

Deposits
Average deposits of $66.5 billion increased $0.6 billion from third quarter 2025. Period-end deposits of $67.5 billion increased $2.0 billion, driven by a $2.2 billion increase in interest bearing deposits including a $392 million increase in brokered CDs partially offset by a $200 million decrease in DDA balances. Interest-bearing deposit cost of 2.53% decreased 25 basis points from the prior quarter, with a spot rate of approximately 2.34% at the end of the quarter.

Asset quality
There was no provision for credit losses expense in the quarter versus a $5 million credit in the previous quarter. Net charge-offs were $30 million or 19 basis points, up from $26 million or 17 basis points in prior quarter. Nonperforming loans of $604 million decreased $1 million. The ACL to loans ratio decreased from 1.38% in third quarter 2025 to 1.31%, driven by an 11% reduction in criticized and classified loans including payoffs of non-pass loans.

Capital
CET1 ratio of 10.64% was a 32 basis point decline from the third quarter 2025. Capital was deployed into loan growth and share repurchases totaling $335 million at an average price of $21.32 per share including commissions.

Income taxes
Fourth quarter 2025 effective and adjusted effective tax rates were 22.6% and 22.7%. Both the effective tax rate and adjusted effective tax rate for third quarter 2025 were 22.7%.

SUMMARY RESULTS
Quarterly, Unaudited

							4Q25 Change vs.
($s in millions, except per share and balance sheet data)	4Q25		3Q25		4Q24		3Q25				4Q24
							$/bp		%		$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,054		$1,081		$1,071		$(27)		(2)%	%	$(17)		(2)%	%
Interest expense- taxable equivalent[1]	375		403		438		(28)		(7)		(63)		(14)
Net interest income- taxable equivalent	679		678		634		2		—		46		7
Less: Taxable-equivalent adjustment	3		3		4		—		(3)		—		(7)
Net interest income	676		674		630		2		—		46		7
Noninterest income	212		215		99		(3)		(1)		113		115
Total revenue	888		889		729		(1)		—		159		22
Noninterest expense	545		551		508		(6)		(1)		36		7
Pre-provision net revenue[3]	343		339		220		5		1		123		56
Provision for credit losses	—		(5)		10		5		100		(10)		(100)
Income before income taxes	343		344		210		—		—		133		63
Provision for income taxes	78		78		41		—		—		37		91
Net income	266		266		170		—		—		96		57
Net income attributable to noncontrolling interest	4		4		4		—		(5)		—		(11)
Net income attributable to controlling interest	262		262		165		—		—		96		58
Preferred stock dividends	5		8		8		(3)		(34)		(3)		(34)
Net income available to common shareholders	$257		$254		$158		$3		1%	%	$99		63%	%

Adjusted net income[4]	$268		$272		$240		$(4)		(1)%	%	$28		12%	%
Adjusted net income available to common shareholders[4]	$259		$263		$228		$(4)		(1)%	%	$31		14%	%
Common stock information
EPS	$0.52		$0.50		$0.29		$0.02		4%	%	$0.23		79%	%
Adjusted EPS[4]	$0.52		$0.51		$0.43		$0.01		2%	%	$0.09		21%	%
Diluted shares[8]	496		510		534		(14)		(3)%	%	(37)		(7)%	%
Key performance metrics
Net interest margin[6]	3.51%	%	3.55%	%	3.33%	%	(4)	bp			18	bp
Efficiency ratio	61.33		61.92		61.98		(59)	bp			(65)	bp
Adjusted efficiency ratio[4]	60.73		60.76		61.43		(3)	bp			(70)	bp
Effective income tax rate	22.64		22.69		19.32		(5)	bp			332	bp
Return on average assets	1.27		1.29		0.82		(2)	bp			45	bp
Adjusted return on average assets[4]	1.28		1.32		1.17		(4)	bp			11	bp
Return on average common equity (“ROCE")	12.0		11.7		7.4		25	bp			461	bp
Return on average tangible common equity (“ROTCE”)[4]	14.8		14.5		9.2		33	bp			565	bp
Adjusted ROTCE[4]	15.0		15.0		13.3		(4)	bp			169	bp
Noninterest income as a % of total revenue	23.89		24.16		23.20		(27)	bp			69	bp
Adjusted noninterest income as a % of total revenue[4]	23.80%	%	24.07%	%	23.10%	%	(27)	bp			70	bp
Balance Sheet (billions)
Average loans	$63.4		$62.8		$62.4		$0.6		1%	%	$1.0		2%	%
Average deposits	66.5		65.9		66.1		0.6		1		0.5		1
Average assets	83.1		82.0		82.0		1.0		1		1.1		1
Average common equity	$8.5		$8.6		$8.5		$(0.1)		(1)%	%	$—		— %	%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.31%	%	1.38%	%	1.43%	%	(7)	bp			(12)	bp
Nonperforming loan and leases ratio	0.94%	%	0.96%	%	0.96%	%	(2)	bp			(2)	bp
Net charge-off ratio	0.19%	%	0.17%	%	0.08%	%	2	bp			11	bp
Net charge-offs	$30		$26		$13		$4		15%	%	$17		NM
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.6%	%	11.0%	%	11.2%	%	(32)	bp			(56)	bp
Tier 1	11.5		11.9		12.2		(34)	bp			(70)	bp
Total Capital	13.4		13.8		14.2		(41)	bp			(89)	bp
Tier 1 leverage	10.2%	%	10.5%	%	10.6%	%	(28)	bp			(45)	bp
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 22.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on January 15, 2026, by dialing 1-833-470-1428 (if calling from the U.S.) and entering access code 504514. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on January 15 until midnight CT on January 29, 2026. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 950381. A replay of the webcast will also be available on our website on January 15 and will be archived on the site for one year.

First Horizon Corporation (NYSE: FHN), with $83.9 billion in assets as of December 31, 2025, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

											4Q25 Change vs.										2025 vs 2024
($s in millions, except per share data)	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25			4Q24			2025		2024
											$	%		$	%						$	%
Interest income - taxable equivalent[1]	$1,054		$1,081		$1,047		$1,017		$1,071		$(27)	(2)%	%	$(17)	(2)%	%	$4,200		$4,367		$(167)	(4)%	%
Interest expense- taxable equivalent[1]	375		403		403		383		438		(28)	(7)		(63)	(14)		1,564		1,841		(277)	(15)
Net interest income- taxable equivalent	679		678		645		634		634		2	—		46	7		2,636		2,526		110	4
Less: Taxable-equivalent adjustment	3		3		4		3		4		—	(3)		—	(7)		14		16		(2)	(11)
Net interest income	676		674		641		631		630		2	—		46	7		2,622		2,511		112	4
Noninterest income:
Fixed income	57		57		42		49		49		—	—		8	16		206		187		18	10
Mortgage banking	10		15		10		8		8		(5)	(34)		3	34		43		35		8	22
Brokerage, trust, and insurance	41		39		39		38		41		2	5		1	1		157		154		3	2
Service charges and fees	64		57		55		52		53		7	11		11	22		229		227		2	1
Card and digital banking fees	18		19		19		18		19		—	—		(1)	(3)		74		77		(3)	(4)
Deferred compensation income[9]	3		8		8		(3)		1		(6)	(67)		1	107		16		19		(2)	(12)
Securities gains/(losses)	—		—		—		—		(91)		—	(67)		92	100		1		(89)		90	101
Other noninterest income	18		19		16		18		20		—	(2)		(2)	(8)		72		70		2	3
Total noninterest income	212		215		189		181		99		(3)	(1)		113	115		797		679		118	17
Total revenue	888		889		830		812		729		(1)	—		159	22		3,420		3,190		229	7
Noninterest expense:
Personnel expense:
Salaries and benefits	213		209		206		201		199		4	2		14	7		828		795		33	4
Incentives and commissions	87		79		73		81		76		8	10		12	15		320		323		(3)	(1)
Deferred compensation expense[9]	3		8		3		(3)		1		(5)	(62)		2	113		11		20		(9)	(44)
Total personnel expense	303		296		282		279		276		7	2		27	10		1,159		1,137		22	2
Occupancy and equipment[2]	83		80		79		78		76		3	3		6	8		320		293		27	9
Outside services	95		79		71		63		72		16	20		23	33		308		289		19	6
Amortization of intangible assets	9		9		10		10		11		—	—		(2)	(17)		38		44		(6)	(14)
Other noninterest expense	55		87		50		58		74		(32)	(37)		(18)	(25)		250		272		(22)	(8)
Total noninterest expense	545		551		491		488		508		(6)	(1)		36	7		2,074		2,035		39	2
Pre-provision net revenue[3]	343		339		339		325		220		5	1		123	56		1,346		1,155		190	16
Provision for credit losses	—		(5)		30		40		10		5	100		(10)	(100)		65		150		(85)	(57)
Income before income taxes	343		344		309		285		210		—	—		133	63		1,281		1,005		275	27
Provision for income taxes	78		78		64		63		41		—	—		37	91		282		211		71	34
Net income	266		266		244		222		170		—	—		96	57		998		794		204	26
Net income attributable to noncontrolling interest	4		4		4		4		4		—	(5)		—	(11)		16		19		(3)	(15)
Net income attributable to controlling interest	262		262		240		218		165		—	—		96	58		982		775		207	27
Preferred stock dividends	5		8		8		5		8		(3)	(34)		(3)	(34)		26		36		(10)	(29)
Net income available to common shareholders	$257		$254		$233		$213		$158		$3	1%	%	$99	63%	%	$956		$738		$218	29%	%
Common Share Data
EPS	$0.52		$0.50		$0.46		$0.41		$0.30		$0.02	4%	%	$0.22	73%	%	$1.89		$1.37		$0.53	39%	%
Basic shares	491		505		508		517		528		(14)	(3)		(38)	(7)		505		540		(35)	(7)
Diluted EPS	$0.52		$0.50		$0.45		$0.41		$0.29		$0.02	4		$0.23	79		$1.87		$1.36		$0.51	38
Diluted shares[8]	496		510		514		523		534		(14)	(3)%	%	(37)	(7)%	%	511		544		(33)	(6)%	%

Effective tax rate	22.6%	%	22.7%	%	20.8%	%	22.0%	%	19.3%	%							22.1%	%	21.0%	%
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 10
Quarterly, Unaudited

											4Q25 Change vs.										2025 vs 2024
($s in millions, except per share data)	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25			4Q24			2025		2024
											$	%		$	%						$	%
Net interest income (FTE)[1]	$679		$678		$645		$634		$634		$2	— %	%	$46	7%	%	$2,636		$2,526		$110	4%	%
Adjusted noninterest income:
Fixed income	57		57		42		49		49		—	—		8	16		206		187		18	10
Mortgage banking	10		15		10		8		8		(5)	(34)		3	34		43		35		8	22
Brokerage, trust, and insurance	41		39		39		38		41		2	5		1	1		157		154		3	2
Service charges and fees	64		57		55		52		53		7	11		11	22		229		227		2	1
Card and digital banking fees	18		19		19		18		19		—	—		(1)	(3)		74		77		(3)	(4)
Deferred compensation income[9]	3		8		8		(3)		1		(6)	(67)		1	107		16		19		(2)	(12)
Adjusted securities gains/(losses)	—		—		—		—		—		—	(67)		—	NM		1		2		(2)	(68)
Adjusted other noninterest income	18		19		16		18		20		—	(2)		(2)	(8)		72		70		2	3
Adjusted total noninterest income	$212		$215		$189		$181		$190		$(3)	(1)%	%	$22	12%	%	$797		$771		$26	3%	%
Total revenue (FTE)[1]	$892		$893		$833		$816		$824		$(1)	— %	%	$68	8%	%	$3,434		$3,297		$136	4%	%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$213		$209		$206		$201		$199		$4	2%	%	$14	7%	%	$828		$795		$33	4%	%
Adjusted Incentives and commissions	87		79		73		81		73		8	10		14	19		320		314		5	2
Deferred compensation expense[9]	3		8		7		(3)		1		(5)	(62)		2	113		14		20		(5)	(26)
Adjusted total personnel expense	303		296		286		279		274		7	2		29	11		1,163		1,129		34	3
Adjusted occupancy and equipment[2]	83		80		79		78		76		3	3		6	8		320		293		27	9
Adjusted outside services	95		79		71		63		71		16	20		24	34		308		285		23	8
Amortization of intangible assets	9		9		10		10		11		—	—		(2)	(17)		38		44		(6)	(14)
Adjusted other noninterest expense	52		79		50		52		74		(27)	(34)		(23)	(30)		233		248		(15)	(6)
Adjusted total noninterest expense	$541		$542		$495		$482		$506		$(1)	— %	%	$35	7%	%	$2,061		$1,998		$63	3%	%

Adjusted pre-provision net revenue[4]	$350		$351		$338		$334		$318		$—	— %	%	$32	10%	%	$1,372		$1,299		$73	6%	%

Provision for credit losses	$—		$(5)		$30		$40		$10		$5	100%	%	$(10)	(100)%	%	$65		$150		$(85)	(57)%	%

Adjusted net income available to common shareholders	$259		$263		$229		$217		$228		$(4)	(1)%	%	$31	14%	%	$968		$843		$126	15%	%

Adjusted Common Share Data
Adjusted diluted EPS	$0.52		$0.51		$0.45		$0.42		$0.43		$0.01	2%	%	$0.09	21%	%	$1.89		$1.55		$0.34	22%	%
Diluted shares[8]	496		510		514		523		534		(14)	(3)%	%	(37)	(7)%	%	511		544		(33)	(6)%	%

Adjusted effective tax rate	22.7%	%	22.7%	%	20.8%	%	22.0%	%	21.0%	%							22.1%	%	21.4%	%
Adjusted ROTCE[4]	15.0%	%	15.0%	%	13.6%	%	13.1%	%	13.3%	%							14.2%	%	12.5%	%
Adjusted efficiency ratio[4]	60.7%	%	60.8%	%	59.5%	%	59.1%	%	61.4%	%							60.0%	%	60.6%	%
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	4Q25	3Q25	2Q25	1Q25	4Q24	2025	2024
Summary of Notable Items:
Loss on AFS portfolio restructuring	$—	$—	$—	$—	$(91)	$—	$(91)
Deferred compensation adjustment	—	—	4	—	—	4	—
FDIC special assessment (other noninterest expense)	7	2	1	(1)	1	9	(9)
Other notable expenses *	(10)	(10)	—	(5)	(3)	(25)	(29)
Total notable items (pre-tax)	$(3)	$(8)	$4	$(6)	$(94)	$(13)	$(129)
Tax-related notable items	$—	$—	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$—	$(3)	$—	$—	$—	$(3)	$(7)
Numbers may not total due to rounding.
* 4Q24 includes $3 million of restructuring expenses; 4Q25 and 3Q25 each include $10 million of Visa derivative valuation expenses and 1Q25 includes $5 million. 2025 includes $25 million in Visa derivative valuation expenses. 2024 includes $14 million of restructuring expenses and $15 million in Visa derivative valuation expenses.
** 3Q25 and 2025 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock; 2024 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($s in millions, except per share data)	4Q25	3Q25	2Q25	1Q25	4Q24	2025	2024
Impacts of Notable Items:
Noninterest income:
Securities (gains)/losses	$—	$—	$—	$—	$91	$—	$91
Total noninterest income	$—	$—	$—	$—	$91	$—	$91

Noninterest expense:
Personnel expenses:
Incentives and commissions	$—	$—	$—	$—	$(2)	$—	$(8)
Deferred compensation expense	—	—	4	—	—	4	—
Total personnel expenses	—	—	4	—	(2)	4	(9)
Outside services	—	—	—	—	(1)	—	(5)
Other noninterest expense	(3)	(8)	1	(6)	1	(16)	(24)
Total noninterest expense	$(3)	$(8)	$4	$(6)	$(2)	$(13)	$(37)
Income before income taxes	$3	$8	$(4)	$6	$94	13	$129
Provision for income taxes	1	2	(1)	1	23	3	32
Preferred stock dividends *	—	(3)	—	—	—	(3)	(7)
Net income/(loss) available to common shareholders	$2	$9	$(3)	$4	$71	$12	$105
EPS impact of notable items	$—	$0.01	$—	$0.01	$0.13	$0.02	$0.19
Numbers may not total due to rounding.
* 3Q25 and 2025 include $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock; 2024 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
											4Q25 Change vs.												2025 vs.2024
	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25				4Q24				2025		2024
FINANCIAL RATIOS											$/bp		%		$/bp		%						$/bp		%
Net interest margin[6]	3.51%	%	3.55%	%	3.40%	%	3.42%	%	3.33%	%	(4)	bp			18	bp			3.47%	%	3.35%	%	12	bp
Return on average assets	1.27%	%	1.29%	%	1.20%	%	1.11%	%	0.82%	%	(2)	bp			45	bp			1.22%	%	0.97%	%	25
Adjusted return on average assets[4]	1.28%	%	1.32%	%	1.18%	%	1.14%	%	1.17%	%	(4)	bp			11	bp			1.23%	%	1.09%	%	14
Return on average common equity (“ROCE”)	11.99%	%	11.74%	%	11.14%	%	10.30%	%	7.38%	%	25	bp			461	bp			11.30%	%	8.80%	%	250
Return on average tangible common equity (“ROTCE”)[4]	14.82%	%	14.49%	%	13.85%	%	12.81%	%	9.17%	%	33	bp			565	bp			14.01%	%	10.99%	%	302
Adjusted ROTCE[4]	14.96%	%	15.00%	%	13.65%	%	13.08%	%	13.27%	%	(4)	bp			169	bp			14.18%	%	12.51%	%	167
Noninterest income as a % of total revenue	23.89%	%	24.16%	%	22.73%	%	22.29%	%	23.20%	%	(27)	bp			69	bp			23.30%	%	23.44%	%	(14)
Adjusted noninterest income as a % of total revenue[4]	23.80%	%	24.07%	%	22.63%	%	22.20%	%	23.10%	%	(27)	bp			70	bp			23.21%	%	23.33%	%	(12)
Efficiency ratio	61.33%	%	61.92%	%	59.20%	%	60.06%	%	61.98%	%	(59)	bp			(65)	bp			60.66%	%	62.06%	%	(140)
Adjusted efficiency ratio[4]	60.73%	%	60.76%	%	59.47%	%	59.09%	%	61.43%	%	(3)	bp			(70)	bp			60.04%	%	60.64%	%	(60)
Allowance for credit losses to loans and leases[4]	1.31%	%	1.38%	%	1.42%	%	1.45%	%	1.43%	%	(7)	bp			(12)	bp			1.31%	%	1.43%	%	(12)

CAPITAL DATA
CET1 capital ratio*	10.6%	%	11.0%	%	11.0%	%	10.9%	%	11.2%	%	(32)	bp			(56)	bp			10.6%	%	11.2%	%	(56)	bp
Tier 1 capital ratio*	11.5%	%	11.9%	%	12.0%	%	11.9%	%	12.2%	%	(34)	bp			(70)	bp			11.5%	%	12.2%	%	(70)	bp
Total capital ratio*	13.4%	%	13.8%	%	14.0%	%	14.1%	%	14.2%	%	(41)	bp			(89)	bp			13.4%	%	14.2%	%	(89)	bp
Tier 1 leverage ratio*	10.2%	%	10.5%	%	10.6%	%	10.5%	%	10.6%	%	(28)	bp			(45)	bp			10.2%	%	10.6%	%	(45)	bp
Risk-weighted assets (“RWA”) (billions)*	$72.9		$72.0		$71.7		$70.8		$71.1		$0.9		1%	%	$1.8		3%	%	$72.9		$71.1		$1.8		3%	%
Total equity to total assets	10.90%	%	11.11%	%	11.28%	%	11.10%	%	11.09%	%	(21)	bp			(19)	bp			10.90%	%	11.09%	%	(19)	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.37%	%	8.55%	%	8.58%	%	8.37%	%	8.37%	%	(18)	bp			—	bp			8.37%	%	8.37%	%	—	bp
Period-end shares outstanding (millions)[8]	485		500		509		507		524		(16)		(3)%	%	(39)		(8)%	%	485		524		(39)		(8)%	%
Cash dividends declared per common share	$0.15		$0.15		$0.15		$0.15		$0.15		$—		— %	%	$—		— %	%	$0.60		$0.60		$—		— %	%
Book value per common share	$17.53		$17.19		$16.78		$16.40		$16.00		$0.34		2%	%	$1.53		10%	%	$17.53		$16.00		$1.53		10%	%
Tangible book value per common share[4]	$14.20		$13.94		$13.57		$13.17		$12.85		$0.26		2%	%	$1.35		11%	%	$14.20		$12.85		$1.35		11%	%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	95.08%		96.23%		96.47%		96.90%		95.40%		(115)	bp			(32)	bp			95.08%		95.40%		(32)	bp
Loans-to-deposit ratio (average balances)	95.33%		95.24%		96.62%		95.57%		94.44%		9	bp			89	bp			95.68%		94.41%		127	bp
Full-time equivalent associates	7,373		7,341		7,255		7,190		7,158		32		— %	%	215		3%	%	7,290		7,242		48		1%	%
*Current quarter is an estimate.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						4Q25 Change vs.
(In millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24
Assets:						$	%		$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$35,905	$34,401	$34,359	$33,354	$33,428	$1,504	4%	%	$2,477	7%	%
Commercial real estate	13,563	13,674	13,936	14,139	14,421	(111)	(1)		(858)	(6)
Total Commercial	49,468	48,076	48,295	47,493	47,849	1,392	3		1,619	3
Consumer real estate	14,107	14,403	14,368	14,089	14,047	(296)	(2)		61	—
Credit card and other[5]	580	579	597	633	670	2	—		(89)	(13)
Total Consumer	14,688	14,982	14,965	14,722	14,716	(294)	(2)		(29)	—
Loans and leases, net of unearned income	64,156	63,058	63,260	62,215	62,565	1,098	2		1,590	3
Loans held for sale	406	501	402	510	551	(95)	(19)		(144)	(26)
Investment securities	9,382	9,332	9,362	9,333	9,166	50	1		215	2
Trading securities	1,904	2,070	1,430	1,376	1,387	(167)	(8)		517	37
Interest-bearing deposits with banks	1,125	1,228	911	1,164	1,538	(103)	(8)		(413)	(27)
Federal funds sold and securities purchased under agreements to resell	634	774	527	728	631	(141)	(18)		2	—
Total interest earning assets	77,606	76,963	75,893	75,326	75,838	643	1		1,768	2
Cash and due from banks	961	912	988	915	906	48	5		55	6
Goodwill and other intangible assets, net	1,615	1,624	1,633	1,643	1,653	(9)	(1)		(38)	(2)
Premises and equipment, net	544	553	561	569	574	(9)	(2)		(30)	(5)
Allowance for loan and lease losses	(738)	(777)	(814)	(822)	(815)	38	5		77	9
Other assets	3,889	3,916	3,823	3,861	3,996	(28)	(1)		(108)	(3)
Total assets	$83,876	$83,192	$82,084	$81,491	$82,152	$684	1%	%	$1,725	2%	%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,010	$26,365	$25,939	$26,242	$26,695	$(354)	(1)%	%	$(685)	(3)%	%
Time deposits	6,485	6,201	7,270	5,918	6,613	284	5		(128)	(2)
Other interest-bearing deposits	19,158	16,936	16,477	16,213	16,252	2,222	13		2,906	18
Total interest-bearing deposits	51,653	49,502	49,685	48,373	49,560	2,151	4		2,093	4
Trading liabilities	607	662	469	670	550	(55)	(8)		57	10
Federal funds purchased and securities sold under agreements to repurchase	3,012	2,675	3,201	2,572	2,355	337	13		658	28
Short-term borrowings	241	1,596	260	1,223	1,045	(1,355)	(85)		(804)	(77)
Term borrowings	1,321	1,328	1,342	1,691	1,195	(7)	(1)		126	11
Total interest-bearing liabilities	56,835	55,763	54,957	54,529	54,705	1,072	2		2,130	4
Noninterest-bearing deposits	15,823	16,023	15,892	15,835	16,021	(200)	(1)		(198)	(1)
Other liabilities	2,076	2,163	1,978	2,084	2,315	(86)	(4)		(238)	(10)
Total liabilities	74,734	73,948	72,826	72,447	73,041	786	1		1,694	2
Shareholders' Equity:
Preferred stock	349	349	426	426	426	—	—		(77)	(18)
Common stock	303	313	318	317	328	(10)	(3)		(25)	(8)
Capital surplus	3,974	4,288	4,459	4,472	4,809	(314)	(7)		(835)	(17)
Retained earnings	5,030	4,848	4,671	4,516	4,382	183	4		649	15
Accumulated other comprehensive loss, net	(809)	(849)	(912)	(983)	(1,128)	39	5		319	28
Combined shareholders' equity	8,847	8,949	8,962	8,749	8,816	(102)	(1)		31	—
Noncontrolling interest	295	295	295	295	295	—	—		—	—
Total shareholders' equity	9,142	9,244	9,257	9,044	9,111	(102)	(1)		31	—
Total liabilities and shareholders' equity	$83,876	$83,192	$82,084	$81,491	$82,152	$684	1%	%	$1,725	2%	%
Memo:
Total deposits	$67,477	$65,525	$65,576	$64,208	$65,581	$1,952	3%	%	$1,896	3%	%
Loans to mortgage companies	$4,703	$3,926	$4,058	$3,369	$3,471	$776	20%	%	$1,232	36%	%
Unfunded Loan Commitments:
Commercial	$18,644	$18,485	$17,784	$17,974	$17,863	$158	1%	%	$781	4%	%
Consumer	$4,002	$4,036	$4,153	$4,190	$4,203	$(34)	(1)%	%	$(201)	(5)%	%
Numbers may not total due to rounding. See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						4Q25 Change vs.
(In millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2025 vs 2024
Assets:						$	%		$	%				$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$35,005	$34,011	$33,634	$32,632	$33,107	$993	3%	%	$1,897	6%	%	$33,831	$32,871	$960	3%	%
Commercial real estate	13,587	13,772	14,070	14,318	14,601	(186)	(1)		(1,014)	(7)		13,931	14,558	(626)	(4)
Total Commercial	48,591	47,784	47,704	46,951	47,709	807	2		883	2		47,762	47,429	334	1
Consumer real estate	14,255	14,409	14,224	14,046	14,008	(154)	(1)		247	2		14,235	13,836	398	3
Credit card and other[5]	586	594	623	649	701	(8)	(1)		(115)	(16)		613	740	(128)	(17)
Total Consumer	14,841	15,004	14,847	14,694	14,709	(162)	(1)		132	1		14,847	14,577	271	2
Loans and leases, net of unearned income	63,432	62,787	62,551	61,645	62,418	645	1		1,015	2		62,610	62,005	604	1
Loans held-for-sale	515	454	501	519	482	60	13		32	7		497	472	25	5
Investment securities	9,321	9,321	9,330	9,209	9,295	—	—		26	—		9,295	9,386	(91)	(1)
Trading securities	1,798	1,625	1,609	1,442	1,515	173	11		283	19		1,619	1,399	220	16
Interest-bearing deposits with banks	1,218	1,272	1,259	1,265	1,438	(53)	(4)		(220)	(15)		1,254	1,605	(352)	(22)
Federal funds sold and securities purchased under agreements to resell	743	573	636	713	594	170	30		149	25		666	605	61	10
Total interest earning assets	77,027	76,032	75,887	74,793	75,742	994	1		1,285	2		75,941	75,473	468	1
Cash and due from banks	900	860	864	886	911	40	5		(10)	(1)		878	917	(39)	(4)
Goodwill and other intangible assets, net	1,619	1,628	1,638	1,648	1,658	(9)	(1)		(39)	(2)		1,633	1,674	(41)	(2)
Premises and equipment, net	548	556	565	570	571	(8)	(1)		(23)	(4)		560	580	(20)	(4)
Allowances for loan and lease losses	(774)	(809)	(828)	(827)	(821)	36	4		47	6		(809)	(812)	2	—
Other assets	3,760	3,781	3,831	3,896	3,889	(21)	(1)		(129)	(3)		3,817	3,989	(173)	(4)
Total assets	$83,081	$82,049	$81,958	$80,965	$81,950	$1,032	1%	%	$1,131	1%	%	$82,019	$81,822	$197	— %	%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,693	$26,326	$25,899	$26,544	$26,836	$368	1%	%	$(143)	(1)%	%	$26,366	$25,941	$425	2%	%
Time deposits	6,205	6,871	6,630	6,329	7,407	(667)	(10)		(1,202)	(16)		6,509	7,224	(715)	(10)
Other interest-bearing deposits	17,573	16,866	16,362	16,096	15,726	707	4		1,847	12		16,729	16,215	514	3
Total interest-bearing deposits	50,470	50,063	48,891	48,970	49,969	408	1		502	1		49,604	49,379	224	—
Trading liabilities	722	549	613	692	578	173	32		144	25		644	555	88	16
Federal funds purchased and securities sold under agreements to repurchase	2,807	2,631	2,692	2,479	2,205	176	7		603	27		2,653	2,140	513	24
Short-term borrowings	470	387	1,208	681	441	83	21		29	7		685	781	(96)	(12)
Term borrowings	1,323	1,335	1,556	1,332	1,206	(13)	(1)		117	10		1,386	1,180	206	17
Total interest-bearing liabilities	55,792	54,965	54,960	54,154	54,398	827	2		1,394	3		54,972	54,036	937	2
Noninterest-bearing deposits	16,072	15,862	15,851	15,535	16,123	210	1		(52)	—		15,831	16,297	(466)	(3)
Other liabilities	2,082	1,999	2,050	2,165	2,213	83	4		(132)	(6)		2,073	2,353	(280)	(12)
Total liabilities	73,946	72,825	72,861	71,854	72,735	1,120	2		1,211	2		72,877	72,686	191	—
Shareholders' Equity:
Preferred stock	349	350	426	426	426	(1)	—		(77)	(18)		388	450	(62)	(14)
Common stock	307	316	318	323	330	(9)	(3)		(24)	(7)		316	338	(22)	(7)
Capital surplus	4,095	4,379	4,464	4,664	4,881	(284)	(6)		(786)	(16)		4,399	5,070	(671)	(13)
Retained earnings	4,910	4,798	4,562	4,468	4,382	112	2		528	12		4,686	4,197	489	12
Accumulated other comprehensive loss, net	(821)	(913)	(967)	(1,066)	(1,099)	93	10		278	25		(941)	(1,213)	272	22
Combined shareholders' equity	8,840	8,928	8,802	8,816	8,920	(88)	(1)		(80)	(1)		8,847	8,841	6	—
Noncontrolling interest	295	295	295	295	295	—	—		—	—		295	295	—	—
Total shareholders' equity	9,135	9,224	9,097	9,111	9,216	(88)	(1)		(80)	(1)		9,142	9,136	6	—
Total liabilities and shareholders' equity	$83,081	$82,049	$81,958	$80,965	$81,950	$1,032	1%	%	$1,131	1%	%	$82,019	$81,822	$197	— %	%
Memo:
Total deposits	$66,542	$65,924	$64,742	$64,504	$66,092	$618	1%	%	$450	1%	%	$65,435	$65,676	$(241)	— %	%
Loans to mortgage companies	$4,160	$3,628	$3,533	$2,819	$3,283	$531	15%	%	$877	27%	%	$3,539	$2,614	$925	35%	%
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
																4Q25 Change vs.														2025 vs 2024
	4Q25			3Q25			2Q25			1Q25			4Q24			3Q25				4Q24				2025			2024
(In millions, except rates)	Income/Expense	Rate		Income/Expense	Rate		Income/Expense	Rate		Income/Expense	Rate		Income/Expense	Rate		Income/Expense				Income/Expense				Income/Expense	Rate		Income/Expense	Rate		Income/Expense
																$/bp		%		$/bp		%								$		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$743	6.07%	%	$767	6.37%	%	$738	6.21%	%	$715	6.18%	%	$771	6.43%	%	$(24)		(3)%	%	$(28)		(4)%	%	$2,964	6.21%	%	$3,166	6.68%	%	$(203)		(6)%	%
Consumer	187	5.02		191	5.07		186	4.99		182	4.96		183	4.97		(4)		(2)		4		2		745	5.01		720	4.93		25		3
Loans and leases, net of unearned income	930	5.83		957	6.06		924	5.92		897	5.89		954	6.09		(27)		(3)		(24)		(3)		3,709	5.92		3,886	6.27		(178)		(5)
Loans held-for-sale	8	6.45		8	6.86		8	6.76		9	7.09		9	7.38		1		7		(1)		(7)		34	6.79		36	7.61		(2)		(6)
Investment securities	71	3.06		72	3.09		71	3.06		69	3.02		62	2.69		(1)		(1)		9		14		284	3.06		244	2.60		41		17
Trading securities	25	5.57		24	5.81		23	5.72		20	5.57		22	5.74		1		6		3		15		92	5.66		86	6.12		6		7
Interest-bearing deposits with banks	12	3.97		14	4.41		14	4.45		14	4.44		17	4.77		(2)		(14)		(5)		(29)		54	4.32		85	5.29		(31)		(36)
Federal funds sold and securities purchased under agreements	7	3.86		6	4.20		7	4.24		7	4.24		7	4.46		1		19		1		9		27	4.13		31	5.05		(3)		(10)
Interest income	$1,054	5.44%	%	$1,081	5.65%	%	$1,047	5.53%	%	$1,017	5.50%	%	$1,071	5.63%	%	$(27)		(2)%	%	$(17)		(2)%	%	$4,200	5.53		$4,367	5.79		$(167)		(4)%	%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$169	2.51%	%	$184	2.78%	%	$177	2.73%	%	$175	2.67%	%	$210	3.11%	%	$(16)		(8)%	%	$(41)		(20)%	%	$704	2.67%	%	$849	3.27%	%	$(145)		(17)%	%
Time deposits	55	3.49		64	3.71		64	3.88		62	4.00		81	4.35		(10)		(15)		(26)		(33)		245	3.77		323	4.47		(78)		(24)
Other interest-bearing deposits	98	2.22		102	2.41		96	2.36		92	2.31		99	2.49		(4)		(4)		—		—		389	2.32		449	2.77		(60)		(13)
Total interest-bearing deposits	322	2.53		351	2.78		337	2.76		329	2.72		389	3.10		(29)		(8)		(68)		(17)		1,338	2.70		1,620	3.28		(282)		(17)
Trading liabilities	7	3.76		5	3.93		6	4.07		7	4.29		6	4.01		1		26		1		18		26	4.01		23	4.22		2		10
Federal funds purchased and securities sold under agreements to repurchase	23	3.21		23	3.52		24	3.61		21	3.47		21	3.72		(1)		(3)		2		10		92	3.45		88	4.13		3		4
Short-term borrowings	5	4.08		4	4.39		13	4.47		7	4.40		5	4.75		1		13		—		(8)		30	4.37		42	5.38		(12)		(29)
Term borrowings	19	5.76		19	5.82		22	5.60		18	5.41		17	5.52		—		(2)		2		14		78	5.65		66	5.63		12		18
Interest expense	375	2.67		403	2.91		403	2.94		383	2.87		438	3.20		(28)		(7)		(63)		(14)		1,564	2.84		1,841	3.41		(277)		(15)
Net interest income - tax equivalent basis	679	2.77		678	2.74		645	2.59		634	2.63		634	2.43		2		—		46		7		2,636	2.69		2,526	2.38		110		4
Fully taxable equivalent adjustment	(3)	0.74		(3)	0.81		(4)	0.81		(3)	0.79		(4)	0.90		—		3		—		7		(14)	0.78		(16)	0.97		2		11
Net interest income	$676	3.51%	%	$674	3.55%	%	$641	3.40%	%	$631	3.42%	%	$630	3.33%	%	$2		— %	%	$46		7%	%	$2,622	3.47%	%	$2,511	3.35%	%	$112		4%	%

Memo:
Total loan yield		5.83%	%		6.06%	%		5.92%	%		5.89%	%		6.09%	%	(23)	bp			(26)	bp				5.92%	%		6.27%	%	(35)	bp
Total deposit cost		1.92%	%		2.11%	%		2.09%	%		2.07%	%		2.34%	%	(19)	bp			(42)	bp				2.05%	%		2.47%	%	(42)	bp
Total funding cost		2.07%	%		2.26%	%		2.28%	%		2.23%	%		2.47%	%	(19)	bp			(40)	bp				2.21%	%		2.62%	%	(41)	bp
Average loans and leases, net of unearned income	$63,432			$62,787			$62,551			$61,645			$62,418			$645		1%	%	$1,015		2%	%	$62,610			$62,005			$604		1%	%
Average deposits	66,542			65,924			64,742			64,504			66,092			618		1%	%	450		1%	%	65,435			65,676			(241)		— %	%
Average funded liabilities	71,864			70,827			70,811			69,689			70,521			$1,037		1%	%	$1,343		2%	%	70,804			70,333			$471		1%	%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of										4Q25 change vs.
(In millions, except ratio data)	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25			4Q24
											$	%		$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$224		$211		$224		$195		$173		$13	6%	%	$50	29%	%
Commercial real estate	239		254		236		284		294		(15)	(6)		(55)	(19)
Consumer real estate	140		139		131		129		133		1	1		7	6
Credit card and other[5]	1		1		1		1		2		—	(34)		(1)	(38)
Total nonperforming loans and leases	$604		$605		$593		$609		$602		$(1)	— %	%	$2	— %	%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.62%	%	0.61%	%	0.65%	%	0.58%	%	0.52%	%
Commercial real estate	1.76		1.86		1.70		2.01		2.04
Consumer real estate	0.99		0.96		0.91		0.92		0.95
Credit card and other[5]	0.16		0.25		0.21		0.19		0.23
Total nonperforming loans and leases to loans and leases	0.94%	%	0.96%	%	0.94%	%	0.98%	%	0.96%	%
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					4Q25 change vs.
(In millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$1	$1	NM	$1	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	6	6	6	7	19	—	(4)	(14)	(71)
Credit card and other[5]	1	2	1	—	1	(1)	(44)	—	(22)
Total loans and leases 90 days or more past due and accruing	$8	$9	$8	$8	$21	$—	(5)% %	$(13)	(62)% %
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of										4Q25 change vs.
(In millions, except ratio data)	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25			4Q24
Charge-off, Recoveries and Related Ratios											$	%		$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$39		$25		$28		$34		$13		$14	58%	%	$27	NM
Commercial real estate	2		3		8		3		9		(2)	(56)		(8)	(84)
Consumer real estate	1		1		2		—		1		1	70		1	93
Credit card and other[5]	4		6		6		4		6		(2)	(32)		(2)	(29)
Total gross charge-offs	$47		$36		$43		$41		$29		$11	31%	%	$18	63% %
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(13)		$(6)		$(6)		$(6)		$(12)		$(7)	NM		$(2)	(13)% %
Commercial real estate	—		—		—		(3)		—		—	NM		—	NM
Consumer real estate	(2)		(1)		(2)		(1)		(2)		(1)	(43)		—	11
Credit card and other[5]	(1)		(1)		(2)		(1)		(1)		—	14		—	20
Total gross recoveries	$(16)		$(9)		$(9)		$(12)		$(15)		$(7)	(79)%	%	$(1)	(6)% %
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$26		$19		$22		$28		$1		$8	41%	%	$25	NM
Commercial real estate	2		3		8		(1)		9		(2)	(53)		(8)	(83)
Consumer real estate	(1)		(1)		—		(1)		(2)		—	(8)		1	58
Credit card and other[5]	3		5		4		3		5		(2)	(36)		(1)	(31)
Total net charge-offs	$30		$26		$34		$29		$13		$4	15%	%	$17	NM

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.30%	%	0.22%	%	0.26%	%	0.35%	%	0.01%	%
Commercial real estate	0.04		0.09		0.22		(0.02)		0.25
Consumer real estate	(0.02)		(0.02)		—		(0.02)		(0.05)
Credit card and other[5]	2.31		3.54		2.64		1.60		2.78
Total loans and leases	0.19%	%	0.17%	%	0.22%	%	0.19%	%	0.08%	%
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					4Q25 Change vs.
(In millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24
Summary of Changes in the Components of the Allowance For Credit Losses						$	%		$	%
Allowance for loan and lease losses - beginning	$777	$814	$822	$815	$823	$(37)	(5)%	%	$(46)	(6)% %
Charge-offs:
Commercial, financial, and industrial (C&I)	(39)	(25)	(28)	(34)	(13)	(14)	(58)		(27)	NM
Commercial real estate	(2)	(3)	(8)	(3)	(9)	2	56		8	84
Consumer real estate	(1)	(1)	(2)	—	(1)	(1)	(70)		(1)	(93)
Credit card and other[5]	(4)	(6)	(6)	(4)	(6)	2	32		2	29
Total charge-offs	(47)	(36)	(43)	(41)	(29)	(11)	(31)		(18)	(63)
Recoveries:
Commercial, financial, and industrial (C&I)	13	6	6	6	12	7	NM		2	13
Commercial real estate	—	—	—	3	—	—	NM		—	NM
Consumer real estate	2	1	2	1	2	1	43		—	(11)
Credit card and other[5]	1	1	2	1	1	—	(14)		—	(20)
Total Recoveries	16	9	9	12	15	7	79		1	6
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	28	5	23	28	(5)	23	NM		33	NM
Commercial real estate	(26)	(5)	(5)	(2)	18	(21)	NM		(44)	NM
Consumer real estate	(13)	(15)	4	8	(10)	2	14		(3)	(27)
Credit card and other[5]	3	4	3	2	4	(1)	(19)		—	(5)
Total provision for loan and lease losses:	(8)	(11)	26	36	6	3	27		(14)	NM
Allowance for loan and lease losses - ending	$738	$777	$814	$822	$815	$(38)	(5)%	%	$(77)	(9)% %

Reserve for unfunded commitments - beginning	$93	$87	$83	$79	$75	$6	7%	%	$18	24% %
Provision for unfunded commitments	8	6	4	4	4	2	33		4	NM
Reserve for unfunded commitments - ending	$101	$93	$87	$83	$79	$8	9%	%	$22	28% %
Total allowance for credit losses- ending	$839	$870	$901	$905	$894	$(30)	(3)%	%	$(55)	(6)% %
Numbers may not total due to rounding.
See footnote disclosures on page 21 and glossary of terms on page 27.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

As of
	4Q25		3Q25		2Q25		1Q25		4Q24

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.93%	%	0.97%	%	1.01%	%	1.04%	%	1.03%	%
Commercial real estate	1.30%	%	1.49%	%	1.53%	%	1.59%	%	1.57%	%
Consumer real estate	1.46%	%	1.52%	%	1.63%	%	1.63%	%	1.57%	%
Credit card and other[5]	3.40%	%	3.42%	%	3.50%	%	3.41%	%	3.28%	%
Total allowance for loans and lease losses to loans and leases	1.15%	%	1.23%	%	1.29%	%	1.32%	%	1.30%	%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	150%	%	158%	%	155%	%	178%	%	199%	%
Commercial real estate	74%	%	80%	%	90%	%	79%	%	77%	%
Consumer real estate	147%	%	158%	%	179%	%	178%	%	167%	%
Credit card and other[5]	2,096%	%	1,380%	%	1,684%	%	1,752%	%	1,438%	%
Total allowance for loans and lease losses to nonperforming loans and leases	122%	%	128%	%	137%	%	135%	%	136%	%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.31%	%	1.38%	%	1.42%	%	1.45%	%	1.43%	%
Total allowance for credit losses to nonperforming loans and leases[4]	139%	%	144%	%	152%	%	148%	%	149%	%
See footnote disclosures on page 21 and glossary of terms on page 27.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

											4Q25 Change vs.												2025 vs 2024
	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25				4Q24				2025		2024
											$/bp		%		$/bp		%						$/bp		%
Income Statement (millions)
Net interest income	$651		$660		$634		$624		$635		$(9)		(1)%	%	$16		3%	%	$2,568		$2,532		$37		1%	%
Noninterest income	124		117		113		110		116		8		7		8		7		465		461		4		1%	%
Total revenue	776		777		747		734		751		(1)		—		25		3		3,033		2,993		40		1%	%
Noninterest expense	379		365		354		344		361		14		4		18		5		1,443		1,417		25		2%	%
Pre-provision net revenue[3]	396		411		393		390		390		(15)		(4)		7		2		1,590		1,575		15		1%	%
Provision for credit losses	(2)		2		13		38		15		(4)		NM		(17)		(115)		50		158		(107)		(68)%	%
Income before income tax expense	399		410		380		352		375		(11)		(3)		24		6		1,540		1,417		123		9%	%
Income tax expense	95		98		90		84		89		(3)		(3)		6		7		367		335		32		10%	%
Net income	$304		$312		$289		$268		$286		$(9)		(3)%	%	$18		6%	%	$1,173		$1,083		$91		8%	%

Average Balances (billions)
Total loans and leases	$56.5		$56.4		$56.3		$56.2		$56.5		$0.1		— %	%	$—		— %	%	$56.3		$56.7		$(0.4)		(1)%	%
Interest-earning assets	56.5		56.4		56.3		56.2		56.5		0.1		—		—		—		56.3		56.7		(0.4)		(1)
Total assets	59.0		58.8		58.7		58.7		59.1		0.2		—		(0.1)		—		58.8		59.4		(0.6)		(1)
Total deposits	59.4		59.1		58.9		59.1		59.9		0.2		—		(0.5)		(1)		59.1		59.8		(0.6)		(1)

Key Metrics
Net interest margin[6]	4.60%	%	4.67%	%	4.53%	%	4.52%	%	4.49%	%	(7)	bp			11	bp			4.58%	%	4.49%	%	9	bp
Efficiency ratio	48.89%	%	47.04%	%	47.43%	%	46.85%	%	48.13%	%	185	bp			76	bp			47.56%	%	47.37%	%	19	bp
Loans-to-deposits ratio (period-end balances)	94.83%	%	94.56%	%	95.33%	%	94.28%	%	94.14%	%	27	bp			69	bp			94.83%	%	94.14%	%	69	bp
Loans-to-deposits ratio (average-end balances)	95.09%	%	95.30%	%	95.59%	%	94.99%	%	94.30%	%	(21)	bp			79	bp			95.24%	%	94.83%	%	41	bp
Return on average assets (annualized)	2.04%	%	2.10%	%	1.98%	%	1.85%	%	1.92%	%	(6)	bp			12	bp			1.99%	%	1.82%	%	17	bp
Return on allocated equity[7]	25.01%	%	25.14%	%	23.03%	%	21.50%	%	22.38%	%	(13)	bp			263	bp			23.66%	%	21.54%	%	212	bp
Financial center locations	412		413		414		414		416		(1)				(4)				412		416		(4)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21 and glossary of terms on page 27.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

											4Q25 Change vs.												2025 vs 2024
	4Q25		3Q25		2Q25		1Q25		4Q24		3Q25				4Q24				2025		2024
											$/bp		%		$/bp		%						$/bp		%
Income Statement (millions)
Net interest income	$66		$60		$57		$50		$54		$5		9%	%	$12		22%	%	$233		$194		$39		20%	%
Noninterest income	69		74		53		59		58		(4)		(6)		11		20		256		230		26		12
Total revenue	135		134		111		109		112		1		1		23		21		490		424		66		16
Noninterest expense	85		83		76		76		76		2		3		9		12		320		299		21		7
Pre-provision net revenue[3]	50		51		35		33		36		(1)		(2)		14		38		169		125		44		36
Provision for credit losses	3		(1)		6		3		1		4		NM		2		NM		12		3		9		NM
Income before income tax expense	47		52		29		30		35		(5)		(10)		12		33		158		122		35		29
Income tax expense	11		12		7		7		8		(1)		(10)		3		33		38		30		8		28
Net income	$35		$39		$22		$23		$27		$(4)		(10)%	%	$9		33%	%	$120		$93		$27		29%	%

Average Balances (billions)
Total loans and leases	$6.5		$6.0		$5.8		$5.0		$5.5		$0.5		9%	%	$1.0		18%	%	$5.8		$4.9		$1.0		20%	%
Interest-earning assets	9.6		8.7		8.6		7.8		8.2		0.9		11		1.4		17		8.7		7.4		1.3		17
Total assets	10.3		9.4		9.3		8.5		8.9		0.9		10		1.4		16		9.4		8.1		1.2		15
Total deposits	2.3		2.2		2.1		2.0		2.0		0.1		4		0.3		14		2.1		1.9		0.2		13

Key Metrics
Fixed income product average daily revenue (thousands)	$765		$771		$550		$586		$659		$(6)		(1)%	%	$106		16%	%	$669		$617		$53		9%	%
Net interest margin[6]	2.74%	%	2.78%	%	2.67%	%	2.59%	%	2.64%	%	(5)	bp			9	bp			2.70%	%	2.62%	%	8	bp
Efficiency ratio	63.08%	%	61.93%	%	68.29%	%	69.58%	%	67.65%	%	115	bp			(458)	bp			65.39%	%	70.52%	%	(513)	bp
Loans-to-deposits ratio (period-end balances)	343%	%	319%	%	312%	%	288%	%	305%	%	2,389	bp			3,856	bp			343%	%	305%	%	3,856	bp
Loans-to-deposits ratio (average-end balances)	288%	%	276%	%	282%	%	252%	%	278%	%	1,229	bp			971	bp			275%	%	261%	%	1,461	bp
Return on average assets (annualized)	1.37%	%	1.66%	%	0.96%	%	1.08%	%	1.19%	%	(30)	bp			17	bp			1.28%	%	1.14%	%	14	bp
Return on allocated equity[7]	24.37%	%	27.16%	%	15.96%	%	16.56%	%	18.99%	%	(279)	bp			538	bp			21.11%	%	16.78%	%	433	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21 and glossary of terms on page 27.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						4Q25 Change vs.								2025 vs 2024
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024
						$	%		$	%				$/bp	%
Income Statement (millions)
Net interest income/(expense)	$(41)	$(46)	$(50)	$(42)	$(59)	$5	11%	%	$18	30%	%	$(179)	$(215)	$35	17%	%
Noninterest income	18	25	22	12	(75)	(6)	(25)		94	124		77	(11)	88	NM
Total revenues	(23)	(22)	(28)	(30)	(134)	(1)	(5)		112	83		(103)	(226)	123	55
Noninterest expense	80	102	61	68	71	(22)	(21)		9	13		311	319	(7)	(2)
Pre-provision net revenue[3]	(103)	(124)	(89)	(98)	(205)	21	17		102	50		(414)	(545)	131	24
Provision for credit losses	(1)	(6)	11	(1)	(6)	5	80		5	81		3	(10)	13	128
Income before income tax expense	(102)	(118)	(100)	(97)	(199)	16	13		97	49		(417)	(535)	118	22
Income tax expense (benefit)	(29)	(32)	(33)	(28)	(57)	4	11		28	50		(122)	(153)	31	20
Net income/(loss)	$(73)	$(85)	$(67)	$(69)	$(143)	$12	14%	%	$69	49%	%	$(295)	$(382)	$87	23%	%

Average Balance Sheet (billions)
Interest bearing assets	$11.0	$11.0	$11.0	$10.8	$11.1	$—	— %	%	$(0.1)	(1)%	%	$10.9	$11.4	$(0.4)	(4)%	%
Total assets	13.8	13.9	13.9	13.8	14.0	—	—		(0.2)	(1)		13.8	14.3	(0.5)	(3)%	%
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 22.
5 Credit card and other includes $143 million of commercial credit card balances at December 31, 2025.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q25 decrease driven by equity market valuations.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	4Q25		3Q25		2Q25		1Q25		4Q24		2025		2024

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,142		$9,244		$9,257		$9,044		$9,111		$9,142		$9,111
Less: Noncontrolling interest (a)	295		295		295		295		295		295		295
Less: Preferred stock (a)	349		349		426		426		426		349		426
(B) Total common equity	$8,498		$8,600		$8,536		$8,322		$8,389		$8,498		$8,389
Less: Intangible assets (GAAP) (b)	1,615		1,624		1,633		1,643		1,653		1,615		1,653
(C) Tangible common equity (Non-GAAP)	$6,882		$6,976		$6,903		$6,680		$6,737		$6,882		$6,737

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$83,876		$83,192		$82,084		$81,491		$82,152		$83,876		$82,152
Less: Intangible assets (GAAP) (b)	1,615		1,624		1,633		1,643		1,653		1,615		1,653
(E) Tangible assets (Non-GAAP)	$82,261		$81,568		$80,451		$79,849		$80,499		$82,261		$80,499

Period-end Shares Outstanding
(F) Period-end shares outstanding	485		500		509		507		524		485		524

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.90%	%	11.11%	%	11.28%	%	11.10%	%	11.09%	%	10.90%	%	11.09%	%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.37%	%	8.55%	%	8.58%	%	8.37%	%	8.37%	%	8.37%	%	8.37%	%
(B)/(F) Book value per common share (GAAP)	$17.53		$17.19		$16.78		$16.40		$16.00		$17.53		$16.00
(C)/(F) Tangible book value per common share (Non-GAAP)	$14.20		$13.94		$13.57		$13.17		$12.85		$14.20		$12.85
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		4Q25		3Q25		2Q25		1Q25		4Q24		2025		2024

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$257		$254		$233		$213		$158		$956		$738
Plus Total notable items (after-tax) (Non-GAAP) (a)		$2		$9		$(3)		$4		$71		12		105
Adjusted net income available to common shareholders (Non-GAAP)	b	$259		$263		$229		$217		$228		$968		$843

Diluted Shares (GAAP)[8]	c	496		510		514		523		534		511		544

Diluted EPS (GAAP)	a/c	$0.52		$0.50		$0.45		$0.41		$0.29		$1.87		$1.36
Adjusted diluted EPS (Non-GAAP)	b/c	$0.52		$0.51		$0.45		$0.42		$0.43		$1.89		$1.55

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$266		$266		$244		$222		$170		$998		$794
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$2		$6		$(3)		$4		$71		$10		97
Adjusted NI (Non-GAAP)		$268		$272		$241		$227		$240		$1,008		$891

NI (annualized) (GAAP)	d	$1,054		$1,055		$980		$901		$675		$998		$794
Adjusted NI (annualized) (Non-GAAP)	e	$1,064		$1,079		$967		$919		$956		$1,008		$891

Average assets (GAAP)	f	$83,081		$82,049		$81,958		$80,965		$81,950		$82,019		$81,822

ROA (GAAP)	d/f	1.27%	%	1.29%	%	1.20%	%	1.11%	%	0.82%	%	1.22%	%	0.97%	%
Adjusted ROA (Non-GAAP)	e/f	1.28%	%	1.32%	%	1.18%	%	1.14%	%	1.17%	%	1.23%	%	1.09%	%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$1,018		$1,007		$933		$864		$627		$956		$738
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,028		$1,042		$919		$882		$907		$968		$843

Average Common Equity (GAAP)	i	$8,491		$8,579		$8,376		$8,389		$8,494		$8,459		$8,391
Intangible Assets (GAAP) (b)		1,619		1,628		1,638		1,648		1,658		1,633		1,674
Average Tangible Common Equity (Non-GAAP)	j	$6,872		$6,950		$6,738		$6,742		$6,836		$6,826		$6,717
Equity Adjustment (Non-GAAP)		—		—		—		—		—		4		20
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$6,872		$6,950		$6,738		$6,742		$6,836		$6,830		$6,737

ROCE (GAAP)	g/i	11.99%	%	11.74%	%	11.14%	%	10.30%	%	7.38%	%	11.30%	%	8.80%	%
ROTCE (Non-GAAP)	g/j	14.82%	%	14.49%	%	13.85%	%	12.81%	%	9.17%	%	14.01%	%	10.99%	%
Adjusted ROTCE (Non-GAAP)	h/k	14.96%	%	15.00%	%	13.65%	%	13.08%	%	13.27%	%	14.18%	%	12.51%	%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 10.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		4Q25		3Q25		2Q25		1Q25		4Q24		2025		2024

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	l	$212		$215		$189		$181		$99		$797		$679
Plus notable items (pretax) (GAAP) (a)		—		—		—		—		91		—		91
Adjusted noninterest income (Non-GAAP)	m	$212		$215		$189		$181		$190		$797		$771

Revenue (GAAP)	n	$888		$889		$830		$812		$729		$3,420		$3,190
Taxable-equivalent adjustment		3		3		4		3		4		14		16
Revenue- Taxable-equivalent (Non-GAAP)		892		893		833		816		732		3,434		3,206
Plus notable items (pretax) (GAAP) (a)		—		—		—		—		91		—		91
Adjusted revenue (Non-GAAP)	o	$892		$893		$833		$816		$824		$3,434		$3,297

Securities gains/(losses) (GAAP)	p	$—		$—		$—		$—		$(91)		$1		(89)

Noninterest income as a % of total revenue (GAAP)	(l-p)/ (n-p)	23.89%	%	24.16%	%	22.73%	%	22.29%	%	23.20%	%	23.30%	%	23.44%	%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	m/o	23.80%	%	24.07%	%	22.63%	%	22.20%	%	23.10%	%	23.21%	%	23.33%	%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	q	$545		$551		$491		$488		$508		$2,074		$2,035
Plus notable items (pretax) (GAAP) (a)		(3)		(8)		4		(6)		(2)		(13)		(37)
Adjusted noninterest expense (Non-GAAP)	r	$541		$542		$495		$482		$506		$2,061		$1,998

Revenue (GAAP)	s	$888		$889		$830		$812		$729		$3,420		$3,190
Taxable-equivalent adjustment		3		3		4		3		4		14		16
Revenue- Taxable-equivalent (Non-GAAP)		892		893		833		816		732		3,434		3,206
Plus notable items (pretax) (GAAP) (a)		—		—		—		—		91		—		91
Adjusted revenue (Non-GAAP)	t	$892		$893		$833		$816		$824		$3,434		$3,297

Securities gains/(losses) (GAAP)	u	$—		$—		$—		$—		$(91)		$1		$(89)

Efficiency ratio (GAAP)	q/ (s-u)	61.33%	%	61.92%	%	59.20%	%	60.06%	%	61.98%	%	60.66%	%	62.06%	%
Adjusted efficiency ratio (Non-GAAP)	r/t	60.73%	%	60.76%	%	59.47%	%	59.09%	%	61.43%	%	60.04%	%	60.64%	%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 10.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end					Average					Period-end					Average
	4Q25	3Q25	4Q25 vs. 3Q25			4Q25	3Q25	4Q25 vs. 3Q25			2025	2024	2025 vs. 2024			2025	2024	2025 vs. 2024
Loans excluding LMC
Total Loans (GAAP)	$64,156	$63,058	$1,098	2%	%	$63,432	$62,787	$645	1%	%	$64,156	$62,565	$1,590	3%	%	$62,610	$62,005	$604	1%	%
LMC (GAAP)	4,703	3,926	776	20%	%	4,160	3,628	531	15%	%	4,703	3,471	1,232	36%	%	3,539	2,614	925	35%	%
Total Loans excl. LMC (Non-GAAP)	59,453	59,131	322	1%	%	59,273	59,159	114	— %	%	59,453	59,095	358	1%	%	59,071	59,392	(321)	(1)%	%
Total Consumer (GAAP)	14,688	14,982	(294)	(2)%	%	14,841	15,004	(162)	(1)%	%	14,688	14,716	(29)	— %	%	14,847	14,577	271	2%	%
Total Commercial excl. LMC (Non-GAAP)	44,765	44,149	616	1%	%	44,432	44,156	276	1%	%	44,765	44,378	387	1%	%	44,223	44,815	(592)	(1)%	%
Total CRE (GAAP)	13,563	13,674	(111)	(1)%	%	13,587	13,772	(186)	(1)%	%	13,563	14,421	(858)	(6)%	%	13,931	14,558	(626)	(4)%	%
Total C&I excl. LMC (Non-GAAP)	$31,202	$30,475	$727	2%	%	$30,845	$30,383	462	2%	%	$31,202	$29,957	$1,245	4%	%	$30,292	$30,257	$35	— %	%

Numbers may not total due to rounding.

		4Q25		3Q25		2Q25		1Q25		4Q24		2025		2024		2025 vs. 2024
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases																$/bp
Allowance for loan and lease losses (GAAP)	A	$738		$777		$814		$822		$815		$738		$815		(76)
Reserve for unfunded commitments (GAAP)		101		93		87		83		79		101		79		22
Allowance for credit losses (Non-GAAP)	B	$839		$870		$901		$905		$894		$839		$894		(55)

Loans and leases (GAAP)	C	$64,156		$63,058		$63,260		$62,215		$62,565		$64,156		$62,565		1590
Nonaccrual loans and leases (GAAP)	D	$604		$605		$593		$609		$602		$604		$602		2

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.15%	%	1.23%	%	1.29%	%	1.32%	%	1.30%	%	1.15%	%	1.30%	%	(15)
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.31%	%	1.38%	%	1.42%	%	1.45%	%	1.43%	%	1.31%	%	1.43%	%	(12)

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	122%	%	128%	%	137%	%	135%	%	136%	%	122%	%	136%	%	(1,400)
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	139%	%	144%	%	152%	%	148%	%	149%	%	139%	%	149%	%	(1,000)
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	4Q25	3Q25	2Q25	1Q25	4Q24	2025	2024
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$343	$344	$309	$285	$210	$1,281	$1,005
Plus notable items (pretax) (GAAP) (a)	3	8	(4)	6	94	13	129
Adjusted Pre-tax income (non-GAAP)	$347	$352	$304	$290	$304	$1,294	$1,134
Plus provision for credit losses expense (GAAP)	—	(5)	30	40	10	65	150
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$347	$347	$334	$330	$314	$1,359	$1,284
Taxable-equivalent adjustment	3	3	4	3	4	14	16
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$350	$351	$338	$334	$318	$1,372	$1,299
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 10.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.